Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 133,466.99
Total Fee Amount	133,466.99
Total Transaction Valuation	966,451,790.00
Total Offset Amount	0.00
Net Fee	$ 0.00